Supplement dated December 28, 2023, to the Mirova U.S. Sustainable Equity Fund Prospectus and Statement of Additional Information, each dated May 1, 2023, as may be revised and supplemented from time to time.

Mirova U.S. Sustainable Equity Fund

On December 28, 2023, the Mirova U.S. Sustainable Equity Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase.